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                        AIM INVESTMENT SECURITIES FUNDS

                              AIM HIGH YIELD FUND
                             AIM HIGH YIELD FUND II
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                                      AND
              CLASS A SHARES OF AIM LIMITED MATURITY TREASURY FUND


                      Supplement dated November 3, 2000 to
           the Statement of Additional Information dated June 1, 2000 as supplemented September 29, 2000


This supplement supersedes and replaces in its entirety the Supplement dated September 29, 2000.

The following replaces in its entirety the second paragraph appearing under the heading "INVESTMENT STRATEGIES AND RISKS -- MUNICIPAL BOND" on page 16 of the Statement of Additional Information:

         "For purposes of the Fund's investment policies and limitations, the term "municipal bonds" includes debt obligations of varying maturities issued to obtain Funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of Funds for general operating expenses and the lending of such Funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities ("private activity bonds"). Such obligations are considered to be municipal bonds appropriate for investment by the Fund, provided that the interest paid thereon, in the opinion of bond counsel, is exempt from federal income taxes.

         The Fund may also invest in municipal lease obligations, which may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

              As used in this Statement of Additional Information, interest which is "tax-exempt" or "exempt from federal income taxes" means interest on municipal securities which is excluded


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     from gross income for federal income tax purposes, but which may give rise to federal alternative minimum tax liability. The principal and interest payments on private activity bonds (such as industrial development or pollution control bonds) are the responsibility of the industrial user and, therefore, are not backed by the taxing power of the issuing municipality. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies for exemption from federal income tax, but the interest on private activity bonds will be considered to be an item of preference for purposes of alternative minimum tax liability under the Internal Revenue Code of 1986, as amended (the
     "Code"). See "Dividends, Distributions and Tax Matters" below."


Effective October 10, 2000, The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, will act as custodian of all securities and cash of AIM Money Market Fund.

The following information replaces in its entirety the second paragraph appearing under the heading "SALES CHARGES AND DEALER CONCESSIONS - ALL GROUPS OF AIM FUNDS" on page 58 of the Statement of Additional Information:

                  "In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state."

The following are added as new categories of purchasers who will not pay initial sales charges on purchases of Class A shares, under the heading "REDUCTIONS IN INITIAL SALES CHARGES - PURCHASES AT NET ASSET VALUE" on page 61 of the Statement of Additional Information:

     "o Qualified State Tuition Programs created and maintained in accordance with Section 529 of the U.S. Internal Revenue Code of 1986, as amended; and

      o Participants in select brokerage programs for defined contribution plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement."


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